                                                                    EXHIBIT 10.3

THIS AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                 ADVISORY FEE PAYMENT AND SUBSCRIPTION AGREEMENT

                  This ADVISORY FEE PAYMENT AND SUBSCRIPTION AGREEMENT (the "Agreement") is made as of the 12th day of February, 2002, by and between SmarTire Systems Inc. ("SmarTire"), a company formed under the laws of British Columbia, and Seraph Capital AG ("Seraph Capital"), a corporation formed under the laws of Switzerland.

                                    RECITALS

                  WHEREAS:

A. The parties have entered into an Advisory Agreement dated as of September 15, 2001 (the "Advisory Agreement"), pursuant to which Seraph Capital has agreed to act as a non-exclusive advisor to SmarTire in raising new equity and/or debt financing, and, in partial consideration for such services (the "Services"), SmarTire has agreed to issue to Seraph Capital three year warrants (the "Warrants") to purchase common shares in the capital of SmarTire (the "Warrant Shares") equal in number to seven percent (7%) of the total number of common shares in the capital of SmarTire purchased by investors (the "Investors") introduced to SmarTire by Seraph Capital; and

B. Investors have agreed to subscribe for a total of 160,000 common shares in the capital of SmarTire.

                  NOW, THEREFORE, the parties hereto agree as follows:

1.                ISSUANCE OF THE WARRANTS

1.1 In consideration for the Services provided to SmarTire under the Advisory Agreement, SmarTire hereby grants to Seraph Capital 11,200 Warrants, each entitling Seraph Capital to purchase one Warrant Share at an exercise price of U.S. $1.75 per Warrant Share until 4:30 p.m. (Vancouver time) on that day that is three years following the date hereof, at which time any unexercised Warrants will expire.

1.2 SmarTire agrees to issue to Seraph Capital a certificate representing the Warrants, in the form attached as Appendix I hereto, as soon as practicable following delivery by Seraph Capital to SmarTire of two fully-executed copies of this Agreement.

1.3 The Warrants and the Warrant Shares are sometimes collectively referred to in this Agreement as the "Securities".

2.                ACKNOWLEDGEMENTS OF SERAPH CAPITAL

2.1 Seraph Capital acknowledges and agrees that:

      (a) none of the Warrants or the Warrant Shares have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

      (b) Seraph Capital acknowledges that SmarTire has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

      (c) the decision to execute this Agreement and acquire the Securities hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of SmarTire, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by SmarTire with the United States Shares and Exchange Commission and in compliance, or intended compliance, with applicable securities legislation (collectively, the "Public Record");

      (d) if SmarTire has presented a business plan to Seraph Capital, Seraph Capital acknowledges that the business plan may not be achieved or be achievable;

      (e) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

      (f)   there is no government or other insurance covering the Securities;

      (g) there are risks associated with an investment in the Securities, as more fully described in certain information forming part of the Public Record;

      (h) SmarTire has advised Seraph Capital that SmarTire is relying on an exemption from the requirements to provide Seraph Capital with a prospectus and to sell the Securities through a person registered to sell securities under the Securities Act (British Columbia) (the "B.C. Act") and, as a consequence of acquiring the Shares pursuant to this exemption, certain protections, rights and remedies provided by the B.C. Act, including statutory rights of rescission or damages, will not be available to Seraph Capital;

      (i) Seraph Capital has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Warrant Shares; provided, however, that Seraph Capital may sell or otherwise dispose of any of the Warrant Shares pursuant to registration of any of the Warrant Shares under the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements;

      (j) Seraph Capital and Seraph Capital's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from SmarTire in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about SmarTire;

      (k) the books and records of SmarTire were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by Seraph Capital during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by Seraph Capital, Seraph Capital's attorney and/or advisor(s);

      (l) Seraph Capital will indemnify and hold harmless SmarTire and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of Seraph Capital contained herein or in any document furnished by Seraph Capital to SmarTire in connection herewith being untrue in any material respect or any breach or failure by Seraph Capital to comply with any covenant or agreement made by Seraph Capital to SmarTire in connection therewith;

      (m) none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to Seraph Capital that any of the Securities will become listed on any stock exchange or automated dealer quotation system; except that currently the common shares of SmarTire are listed for trading on the Nasdaq SmallCap Market;

      (n) none of the Securities may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Restricted Period (as defined herein);

      (o) offers and sales of any of the Securities prior to the expiration of a period of FORTY DAYS after the date of issuance of such Securities (the "Restricted Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Restricted Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom;

      (p) there are additional restrictions on Seraph Capital's ability to resell the Securities under the B.C. Act and Multilateral Instrument 45-102 adopted by the British Columbia Securities Commission;

      (q) SmarTire will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

      (r) the statutory and regulatory basis for the exemption claimed for the offer Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act; and

      (s) Seraph Capital has been advised to consult Seraph Capital's own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and SmarTire is not in any way responsible) for compliance with:

            (i) any applicable laws of Switzerland in connection with the distribution of the Securities hereunder, and

            (ii)  applicable resale restrictions.

3.                REPRESENTATIONS, WARRANTIES AND COVENANTS OF SERAPH CAPITAL

      (a) Seraph Capital hereby represents and warrants to and covenants with SmarTire (which representations, warranties and covenants shall survive the Closing) that:

      (b) Seraph Capital is resident in Switzerland, and is neither a U.S. Person nor a resident of British Columbia;

      (c) Seraph Capital is or will be acquiring the Securities as principal for its own account, for investment only and not with a view to resale or distribution, and, in particular:

            (i) no other person has a direct or indirect beneficial interest in such Securities;

            (ii) Seraph Capital is not and will not be acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person or any resident of British Columbia; and

            (iii) it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

      (d) Seraph Capital is outside the United States when receiving and executing this Agreement;

      (e) Seraph Capital has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation, and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of Seraph Capital;

      (f) the entering into of this Agreement and the transactions contemplated hereby do not and will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, Seraph Capital or of any material agreement, written or oral, to which Seraph Capital may be a party or by which Seraph Capital is or may be bound;

      (g) Seraph Capital has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of Seraph Capital enforceable against Seraph Capital;

      (h) Seraph Capital is not an underwriter of, or dealer in, the common shares of SmarTire, nor is Seraph Capital participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

      (i)   Seraph Capital (i) is able to fend for itself in the Subscription;
            (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

      (j) Seraph Capital is not aware of any advertisement of any of the Securities; and

      (k) no person has made to Seraph Capital any written or oral representations:

            (i) that any person will resell or repurchase any of the Securities;

            (ii) that any person will refund the purchase price of any of the Securities; or

            (iii) as to the future price or value of any of the Securities.

4.1               ACKNOWLEDGEMENT AND WAIVER

Seraph Capital has acknowledged that the decision to purchase the Shares was solely made on the basis of publicly available information contained in the Public Record. Seraph Capital hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which Seraph Capital might be entitled in connection with the distribution of any of the Securities.

5.1               LEGENDING OF SUBJECT SECURITIES

Seraph Capital hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear legends in substantially the following forms:

      "THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

      UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE [THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE ISSUE DATE OF THE SHARES]

5.2 Seraph Capital hereby acknowledges and agrees to SmarTire making a notation on its records or giving instructions to the registrar and transfer agent of SmarTire in order to implement the restrictions on transfer set forth and described in this Agreement.

6.1               COSTS

6.1 Seraph Capital acknowledges and agrees that all costs and expenses incurred by Seraph Capital (including any fees and disbursements of any special counsel retained by Seraph Capital) relating to the acquisition of the Securities shall be borne by Seraph Capital.

7.                GOVERNING LAW

7.1 This Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. Seraph Capital irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

8.                SURVIVAL

8.1 This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by Seraph Capital pursuant hereto.

9.                ASSIGNMENT

9.1  This Agreement is not transferable or assignable.

10.               COUNTERPARTS AND ELECTRONIC MEANS

10.1 This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above written.

11.               SEVERABILITY

11.1 The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

12.               ENTIRE AGREEMENT

12.1 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the subject matter hereof and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by SmarTire or by anyone else.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

SMARTIRE SYSTEMS INC.                     SERAPH CAPITAL AG

By: /s/ Kevin A. Carlson                   By: /s/ Michael Minder
   -----------------------------------        ----------------------------------
   Kevin A. Carlson, Managing Director        Authorized Signatory
   and CFO


 THIS IS PAGE 6 OF THE ADVISORY FEE PAYMENT AND SUBSCRIPTION AGREEMENT BETWEEN
                  SMARTIRE SYSTEMS INC. AND SERAPH CAPITAL AG

                                   APPENDIX 1

                           FORM OF WARRANT CERTIFICATE

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE [THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE ISSUE DATE OF THE SHARES]

               THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID
             AT 4:30 P.M. (VANCOUVER TIME) ON _______________, 2005.

                             SHARE PURCHASE WARRANTS
                          TO PURCHASE COMMON SHARES OF

                              SMARTIRE SYSTEMS INC.

                incorporated in the Province of British Columbia

                  THIS IS TO CERTIFY THAT SERAPH CAPITAL AG, (the "Holder") of Gubelstrasse 15, CH-6300 Zug, Switzerland, has the right to purchase, upon and subject to the terms and conditions hereinafter referred to, up to ________________________________ fully paid and non-assessable common shares (the "Shares") in the capital of SmarTire Systems Inc. (hereinafter called the "Company") on or before 4:30 p.m. (Vancouver time) on ____________________, 2004
(the "Expiry Date") at a price of US$  o   per Share.

      1.    ONE (1) WARRANT AND U.S.$  o   ARE REQUIRED TO PURCHASE ONE SHARE.
            THIS CERTIFICATE REPRESENTS __________________________ WARRANTS.

      2. These Warrants are issued subject to the Terms and Conditions attached to the Warrants issued by SmarTire (the "Terms and Conditions") attached hereto as Appendix "A" and the Warrant Holder may exercise the right to purchase Shares only in accordance with those Terms and Conditions.

      3. Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder hereof or any other person to subscribe for or purchase any Shares at any time subsequent to the Expiry Date, and from and after such time, this Warrant and all rights hereunder will be void and of no value.

                  IN WITNESS WHEREOF SmarTire has executed this Warrant Certificate this ______ day of ___________________, 2002.

SMARTIRE SYSTEMS INC.

Per:
     -------------------------------------------
     Kevin A. Carlson, Managing Director and CFO

PLEASE NOTE THAT ALL SHARE CERTIFICATES MUST BE LEGENDED AS FOLLOWS DURING THE CURRENCY OF APPLICABLE HOLD PERIODS:

      "THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

      UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE [THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE ISSUE DATE OF THE SHARES]"

                                  APPENDIX "A"

TERMS AND CONDITIONS dated ___________________, 2002, attached to the Warrants issued by SmarTire Systems Inc.

1.                INTERPRETATION

1.1               Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

      (a) "Company" means SmarTire Systems Inc. until a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of SmarTire as an entirety to any other corporation and thereafter "Company" will mean such successor corporation;

      (b) "Company's Auditors" means an independent firm of accountants duly appointed as auditors of SmarTire;

      (c) "Director" means a director of SmarTire for the time being, and reference, without more, to action by the directors means action by the directors of SmarTire as a Board, or whenever duly empowered, action by an executive committee of the Board;

      (d) "herein", "hereby" and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression "Article" and "Section," followed by a number refer to the specified Article or Section of these Terms and Conditions;

      (e) "person" means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

      (f) "shares" means the common shares in the capital of SmarTire as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares;

      (g)   "Warrant Holders" or "Holders" means the holders of the Warrants;
            and

      (h) "Warrants" means the warrants of SmarTire issued and presently authorized and for the time being outstanding.

1.2               Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3               Interpretation not affected by Headings

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.4               Applicable Law

The Warrants will be construed in accordance with the laws of the Province of British Columbia.

2.                ISSUE OF WARRANTS

2.1               Additional Warrants

SmarTire may at any time and from time to time issue additional warrants or grant options or similar rights to purchase shares of its capital stock.

2.2               Warrant to Rank Pari-Passu

All Warrants and additional warrants, options or similar rights to purchase shares from time to time issued or granted by SmarTire, will rank pari-passu whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

2.3 Issue in Substitution for Mutilated Lost, Destroyed or Stolen Warrant Certificates

      (a) In case a Warrant Certificate becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant Certificate, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant Certificate and the substituted Warrant Certificate will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

      (b) The applicant for the issue of a new Warrant Certificate pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant Certificate so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.4               Warrant Holder Not a Shareholder

The holding of a Warrant will not constitute the Holder thereof a shareholder of SmarTire, nor entitle him to any right or interest in respect thereof except as in the Warrant expressly provided.

3.                NOTICE

3.1               Notice to Warrant Holders

Any notice required or permitted to be given to the Holders will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Holder's Warrant or to such other address as any Holder may specify by notice in writing to SmarTire, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time of mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

3.2               Notice to SmarTire

Any notice required or permitted to be given to SmarTire will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of SmarTire set forth below or such other address as SmarTire may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by SmarTire to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

         SmarTire Systems Inc.
         13151 Vanier Place
         Suite 150
         Richmond, British Columbia
         Canada V6V 2J1

         Attention: Chief Financial Officer

         Fax No.: (604) 276-2350

4.                EXERCISE OF WARRANTS

4.1               Method of Exercise of Warrants

The right to purchase shares conferred by the Warrants may be exercised by the Holder surrendering the Warrant Certificate representing same, with a duly completed and executed subscription in the form attached hereto and a bank draft or certified cheque payable to or to the order Company, at par, in Vancouver, British Columbia, for the purchase price applicable at the time of surrender in respect of the shares subscribed for in lawful money of the United States of America, to SmarTire at the address set forth in, or from time to time specified by SmarTire pursuant to, Section 3.2.

4.2               Effect of Exercise of Warrants

      (a) Upon surrender and payment as aforesaid the shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the Holder or Holders of record of such shares on the date of such surrender and payment, and such shares will be issued at the subscription price in effect on the date of such surrender and payment.

      (b) Within ten business days after surrender and payment as aforesaid, SmarTire will forthwith cause to be delivered to the person or persons in whose name or names the shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered.

4.3               Subscription for Less Than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of common shares less than the number which can be purchased pursuant to a Warrant, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the shares which he was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.

4.4               Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a common share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such common shares.

4.5               Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will be void and of no effect.

4.6               Time of Essence

Time will be of the essence hereof.

4.7               Subscription Price

One (1) Warrant and US$  o   are required to subscribe for each Share during the
term of the Warrants.

4.8               Adjustment of Exercise Price

      (a) The exercise price and the number of common shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:

            (i) If and whenever the shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the exercise price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation the number of shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be.

            (ii) In case of any capital reorganization or of any reclassification of the capital of SmarTire or in the case of the consolidation, merger or amalgamation of SmarTire with or into any other Company (hereinafter collectively referred to as a "Reorganization"), each Warrant will after such Reorganization confer the right to purchase the number of shares or other securities of SmarTire (or of SmarTire's resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization.

                  In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article Four relating to the rights and interest thereafter of the Holders of the Warrants so that the provisions of this Article Four will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

                  The subdivision or consolidation of shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this clause 4.8(a)(ii).

      (b) The adjustments provided for in this Section 4.8 are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

4.9               Determination of Adjustments

If any questions will at any time arise with respect to the exercise price or any adjustment provided for in Section 4.8, such questions will be conclusively determined by SmarTire's Auditors, or, if they decline to so act any other firm of chartered accountants, in Vancouver, British Columbia that SmarTire may designate and who will have access to all appropriate records and such determination will be binding upon SmarTire and the Holders of the Warrants.

5.                COVENANTS BY SMARTIRE

5.1               Reservation of Shares

SmarTire will reserve and there will remain unissued out of its authorized capital a sufficient number of shares to satisfy the rights of purchase provided for herein and in the Warrants should the Holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all shares which they are or may be entitled to purchase pursuant thereto and hereto.

6.                WAIVER OF CERTAIN RIGHTS

6.1               Immunity of Shareholders, etc.

The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, Director or Officer (as such) of SmarTire for the issue of shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by SmarTire herein contained or in the Warrant.

7.                MODIFICATION OF TERMS, MERGER, SUCCESSORS

7.1               Modification of Terms and Conditions for Certain Purposes

From time to time SmarTire may, subject to the provisions of these presents, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

7.2               Warrants Transferable

The Warrants and all rights attached to them are transferable or assignable at the sole discretion of the Warrant Holder, subject to applicable securities laws and regulatory requirements. SmarTire will refuse to register and will not otherwise recognize any transfer of the Warrants not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act.

DATED as of the date first above written in these Terms and Conditions.


                                                           SMARTIRE SYSTEMS INC.

                                By:
                                    --------------------------------------------
                                     Kevin A. Carlson, Managing Director and CFO

                              FORM OF SUBSCRIPTION

TO:   SmarTire Systems Inc.
      13151 Vanier Place, Suite 150
      Richmond, British Columbia
      Canada V6V 2J1

The undersigned Holder of the within Warrants hereby subscribes for common shares (the "Shares") of SmarTire Systems Inc. (the "Company") pursuant to the
within Warrants at U.S.$  o   per Share on the terms specified in the said
Warrants. This subscription is accompanied by a certified cheque or bank draft payable to or to the order of SmarTire for the whole amount of the purchase price of the Shares.

The undersigned hereby directs that the Shares be registered as follows:

NAME(S) IN FULL            ADDRESS(ES)                        NUMBER OF SHARES

________________________   ________________________________   __________________

________________________   ________________________________   __________________

________________________   ________________________________   __________________

                                                     TOTAL:   __________________

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED this _______ day of _________________________ , _____.

In the presence of:

____________________________________      ______________________________________
Signature of Witness                      Signature of Warrant Holder

Please print below your name and address in full.

Name (Mr./Mrs./Miss)       _____________________________________________________

Address                    _____________________________________________________

                           _____________________________________________________


                          INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant without alteration or enlargement or any change whatever. If there is more than one subscriber, all must sign.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of SmarTire.

If the Warrant certificate and the form of subscription are being forwarded by mail, registered mail must be employed.

                        AGREEMENTS OF THE WARRANT HOLDER

                                    ARTICLE 1
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

1.1 By executing this Subscription, the Warrant Holder hereby covenants, represents and warrants to and with SmarTire that:

(a) the Warrant Holder, is legally competent to execute this Subscription, to take all actions required pursuant hereto, and the execution and delivery of this Subscription by the Warrant Holder has been duly and validly authorized;

(b) the Warrant Holder is purchasing the Shares as a principal (and not as an agent) for investment purposes only with no intention or view to reselling or distributing any portion or beneficial interest in the Shares; provided, however, that the Warrant Holder may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the United States Securities Act of 1933 (the "1933 Act") and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(c) the Warrant Holder is not an underwriter of, or dealer in, the common shares of SmarTire, nor is the Warrant Holder participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares; and

(d) the Warrant Holder is familiar with the aims and objectives of SmarTire and is aware of the risk and other characteristics of its investment in the Shares.

                                    ARTICLE 2
                     ACKNOWLEDGEMENTS OF THE WARRANT HOLDER

2.1               The Warrant Holder acknowledges and agrees that:

(a) none of the Shares have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(b) none of the Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Warrant Holder that any of the Shares will become listed on any stock exchange or automated dealer quotation system, except that currently the common shares of SmarTire are listed for trading on the Nasdaq SmallCap Market;

(c) the decision to execute this Subscription and purchase the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of SmarTire, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by SmarTire with the United States Securities and Exchange Commission (the "SEC") and in compliance, or intended compliance, with applicable securities legislation. If SmarTire has presented a business plan to the Warrant Holder, the Warrant Holder acknowledges that the business plan may not be achieved or be achievable;

(d) the Warrant Holder has been advised by SmarTire that the Warrant Holder should consult its own legal adviser before disposing of all or any part of any Shares that may be issued to the Warrant Holder pursuant to this Subscription to avoid breach of applicable Legislation;

(e) no person has made to the Warrant Holder any written or oral representations:

      (i)   that any person will resell or repurchase the Shares;

      (ii)  that any person will refund the exercise price for the Shares; or

      (iii) as to the future price or value of the Shares;

(f) neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(g) the Warrant Holder understands and agrees that offers and sales of any of the Shares prior to the expiration of the applicable hold period (the "Restricted Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Restricted Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom;

(h) the Warrant Holder understands and agrees not to engage in any hedging transactions involving any of the Shares unless such transactions are in compliance with the provisions of the 1933 Act; and

(i) the Warrant Holder acknowledges that it will not be acquiring the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Warrant Holder may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements; and

(j) the Warrant Holder is acquiring the Shares pursuant to an exemption from the registration and prospectus requirements of the securities legislation (the "Legislation") in all jurisdictions relevant to this Subscription. As a consequence, the Warrant Holder acknowledges and agrees that:

(k) the Warrant Holder will not be entitled to use most of the civil remedies available under the Legislation;

      (i) the Warrant Holder will not receive information that would otherwise be required to be provided to him or her pursuant to the Legislation;

      (ii) prior to issuing any Shares to the Warrant Holder, SmarTire may require the Warrant Holder to complete, sign and return to SmarTire as soon as possible, on request by SmarTire, any such documents, questionnaires, notices and undertakings as SmarTire may in its sole discretion deem appropriate to ensure compliance with applicable law, and with the rules and policies of the relevant regulatory authorities and stock exchanges; and

      (iii) the issuance and sale of the Shares to the Warrant Holder will not be completed if it would be unlawful.

                                    ARTICLE 3
                         LEGENDING OF SUBJECT SECURITIES

3.1 The Warrant Holder hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required, the certificates representing any of the Shares will bear such legend(s) as shall be required under applicable securities laws and regulations.